                                                                Exhibit -(g)(iv)

                                   SCHEDULE A
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                                     Effective Date
----                                                                     --------------
Schwab International Index Fund -- Investor Shares                       July 21, 1993

Schwab International Index Fund -- Select Shares                         April 30, 1997

Schwab Small--Cap Index Fund -- Investor Shares                          October 14, 1993

Schwab Small--Cap Index Fund -- Select Shares                            April 30, 1997

Schwab MarketTrack Growth Portfolio -- Investor Shares (formerly known   September 25, 1995
as Schwab Asset Director--High Growth Fund)

Schwab MarketTrack Growth Portfolio -- P Shares                          November 29, 2005

Schwab MarketTrack Balanced Portfolio (formerly known as Schwab Asset    September 25, 1995
Director--Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio -- Investor Shares (formerly   September 25, 1995
known as Schwab Asset Director--Conservative Growth Fund)

Schwab MarketTrack Conservative Portfolio -- P Shares                    November 29, 2005

Schwab Market Track All Equity Portfolio (formerly known as Schwab       April 16, 1998
Asset Director--Aggressive Growth Fund)

Schwab S&P 500 Index Fund -- e.Shares                                    February 28, 1996

Schwab S&P 500 Index Fund -- Investor Shares                             February 28, 1996

Schwab S&P 500 Index Fund -- Select Shares                               April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab Analytics Fund)        May 21, 1996

Fund                                                                     Effective Date
----                                                                     --------------
Laudus International MarketMasters Fund -- Investor Shares (formerly     September 2, 1996
known as Schwab International MarketMas ters Fund -- Investor Shares,
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus International MarketMasters Fund -- Select Shares (formerly       April 1, 2004
known as Schwab International MarketMasters Fund -- Select Shares,
Schwab MarketManager International Portfolio and Schwab OneSource
Portfolios--International)

Laudus U.S. MarketMasters Fund -- Investor Shares (formerly known as     October 13, 1996
Schwab U.S. MarketMasters Fund -- Investor Shares, Schwab
MarketManager Growth Portfolio and Schwab OneSource Portfolios--Growth
Allocation)

Laudus U.S. MarketMasters Fund -- Select Shares (formerly known as       June 1, 2004
Schwab U.S. MarketMasters Fund -- Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource Portfolios--Growth Allocation)

Schwab Viewpoints Fund -- Investor Shares (formerly known as Laudus      October 13, 1996
Balanced MarketMasters Fund -- Investor Shares, Schwab Balanced
MarketMasters Fund -- Investors Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios--Balanced Allocation)

Schwab Viewpoints Fund -- Select Shares (formerly known as Laudus        June 1, 2004
Balanced MarketMasters Fund -- Select Shares, Schwab Balanced
MarketMasters Fund -- Select Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource Portfolios--Balanced Allocation)

Schwab Small-Cap MarketMasters Fund - Investors Shares (formerly known   August 3, 1997
as Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Small-Cap MarketMasters Fund - Select Shares (formerly known as   June 1, 2004
Schwab MarketManager Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab Institutional Select S&P 500 Fund (formerly known as              October 28, 1998
Institutional Select S&P 500 Fund)

Schwab Total Stock Market Index Fund -- Investor Shares                  April 15, 1999

Schwab Total Stock Market Index Fund -- Select Shares                    April 15, 1999

Schwab Financial Services Fund (formerly known as Financial Services     May 15, 2000
Focus Fund)

Schwab Health Care Fund (formerly known as Health Care Focus Fund)       May 15, 2000

Fund                                                                     Effective Date
----                                                                     --------------
Schwab Technology Fund (formerly known as Technology Focus Fund)         May 15, 2000

Schwab Hedged Equity Fund -- Investor Shares                             August 6, 2002

Schwab Hedged Equity Fund -- Select Shares                               August 26, 2003

Schwab Small--Cap Equity Fund -- Investor Shares                         May 19, 2003

Schwab Small--Cap Equity Fund -- Select Shares                           May 19, 2003

Schwab Dividend Equity Fund -- Investor Shares                           September 23, 2003

Schwab Dividend Equity Fund -- Select Shares                             September 23, 2003

Schwab Premier Equity Fund -- Investor Shares                            November 16, 2004

Schwab Premier Equity Fund -- Select Shares                              November 16, 2004

Schwab Target 2010 Fund                                                  May 4, 2005

Schwab Target 2020 Fund                                                  May 4, 2005

Schwab Target 2030 Fund                                                  May 4, 2005

Schwab Target 2040 Fund                                                  May 4, 2005

Schwab Retirement Income Fund                                            May 4, 2005

Schwab Large Cap Growth Fund -- Investor Shares                          May 24, 2005

Schwab Large Cap Growth Fund -- Select Shares                            May 24, 2005

Schwab Fundamental US Large Company Index Fund                           February 28, 2007

Schwab Fundamental US Small-Mid Company Index Fund                       February 28, 2007

Schwab Fundamental International Large Company Index Fund                February 28, 2007

Schwab Fundamental Emerging Markets Index Fund                           November 12, 2007

Schwab Fundamental International Small-Mid Company Index Fund            November 12, 2007


                                        SCHWAB CAPITAL TRUST

                                        By: /s/ Jeffrey Mortimer
                                            ---------------------------
                                            Jeffrey Mortimer,
                                            Senior Vice President
                                            and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By: /s/ Fred Potts
                                            ---------------------------
                                            Fred Potts,
                                            Senior Vice President
                                            Mutual Fund Client Services

Dated as of December 15, 2007

                                   SCHEDULE C
                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

                                      FEES

THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

FUND                                      FEE
----                                      ---
Schwab International Index Fund --        Five one--hundredths of one percent
Investor Shares                           (.05%) of the Fund's average daily net
                                          assets

Schwab International Index Fund --        Five one--hundredths of one percent
Select Shares                             (.05%) of the Fund's average daily net
                                          assets

Schwab Small--Cap Index Fund --           Five one--hundredths of one percent
Investor Shares                           (.05%) of the Fund's average daily net
                                          assets

Schwab Small--Cap Index Fund--Select      Five one--hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab MarketTrack Growth Portfolio --    Five one--hundredths of one percent
Investor Shares (formerly known as        (.05%) of the Fund's average daily net
Schwab Asset Director--High Growth        assets
Fund)

Schwab MarketTrack Growth Portfolio --    Five one--hundredths of one percent
P Shares                                  (.05%) of the Fund's average daily net
                                          assets

Schwab MarketTrack Balanced Portfolio     Five one--hundredths of one percent
(formerly known as Schwab sset            (.05%) of the A Fund's average daily
Director--Balanced Growth Fund)           net assets

Schwab MarketTrack Conservative           Five one--hundredths of one percent
Portfolio -- Investor Shares (formerly    (.05%) of the Fund's average daily net
known as Schwab Asset                     assets
Director--Conservative Growth Fund)

Schwab MarketTrack Conservative           Five one--hundredths of one percent
Portfolio -- P Shares                     (.05%) of the Fund's average daily net
                                          assets

Schwab S&P 500 Index Fund--Investor       Five one--hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab S&P 500 Index Fund--e.Shares       Five one--hundredths of one percent
                                          (.05%) of the Fund's average daily net
                                          assets

Schwab S&P 500 Index Fund--Select         Five one--hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab Core Equity Fund (formerly         Five one--hundredths of one percent
known as Schwab Analytics Fund)           (.05%) of the Fund's average daily net
                                          assets

FUND                                      FEE
----                                      ---
Laudus International MarketMasters        Five one--hundredths of one percent
Fund -- Investor Shares (formerly         (.05%) of the Fund's average daily net
known as Schwab International             assets
MarketMasters Fund -- Investor Shares,
Schwab MarketManager International
Portfolio and Schwab OneSource
Portfolios--International)

Laudus International MarketMasters        Five one--hundredths of one percent
Fund -- Select Shares (formerly known     (.05%) of the Fund's average daily net
as Schwab International MarketMasters     assets
Fund -- Select Shares, Schwab
MarketManager International Portfolio
and Schwab OneSource
Portfolios--International)

Laudus U.S. MarketMasters Fund --         Five one--hundredths of one percent
Investor Shares (formerly known as        (.05%) of the Fund's average daily net
Schwab U.S. MarketMasters Fund --         assets
Investor Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios--Growth Allocation)

Laudus U.S. MarketMasters Fund --         Five one--hundredths of one percent
Select Shares (formerly known as          (.05%) of the Fund's average daily net
Schwab U.S. MarketMasters Fund --         assets
Select Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios--Growth Allocation)

Schwab Viewpoints Fund -- Investor        Five one--hundredths of one percent
Shares (formerly known as Laudus          (.05%) of the Fund's average daily net
Balanced MarketMasters Fund --            assets
Investor Shares, Schwab Balanced
MarketMasters Fund -- Investor Shares,
Schwab MarketManager Balanced
Portfolio and Schwab OneSource
Portfolios--Balanced Allocation)

Schwab Viewpoints Fund -- Select          Five one--hundredths of one percent
Shares (formerly known as Laudus          (.05%) of the average daily net assets
Balanced MarketMasters Fund -- Select
Shares, Schwab Balanced Fund's
MarketMasters Fund -- Select Shares,
Schwab MarketManager Balanced
Portfolio and Schwab OneSource
Portfolios--Balanced Allocation)

Laudus Small--Cap MarketMasters Fund      Five one--hundredths of one percent
-- Investor Shares (formerly known as     (.05%) of the Fund's average daily net
Schwab Small--Cap MarketMasters Fund      assets
-- Investor Shares, Schwab
MarketManager Small Cap Portfolio and
Schwab OneSource Portfolios--Small
Company)

Laudus Small--Cap MarketMasters Fund      Five one--hundredths of one percent
-- Select Shares (formerly known as       (.05%) of the Fund's average daily net
Schwab Small--Cap MarketMasters Fund      assets
-- Select Shares, Schwab MarketManager
Small Cap Portfolio and Schwab
OneSource Portfolios--Small Company)

Schwab Market Track All Equity            Five one--hundredths of one percent
Portfolio (formerly known as Schwab       (.05%) of the Fund's average daily net
Asset Director--Aggressive Growth         assets
Fund)

FUND                                      FEE
----                                      ---
Schwab Institutional Select S&P 500       Five one--hundredths of one percent
Fund (formerly known as Institutional     (.05%) of the Fund's average daily net
Select S&P 500 Fund)                      assets

Schwab Total Stock Market Index Fund      Five one--hundredths of one percent
-- Investor Shares                        (.05%) of the Fund's average daily net
                                          assets

Schwab Total Stock Market Index Fund      Five one--hundredths of one percent
-- Select Shares                          (.05%) of the Fund's average daily net
                                          assets

Schwab Financial Fund (formerly known     Five one--hundredths of one percent
as Financial Services Focus Fund)         (.05%) of the Fund's average daily net
                                          assets

Schwab Health Care Fund (formerly         Five one--hundredths of one percent
known as Health Care Focus Fund)          (.05%) of the Fund's average daily net
                                          assets

Schwab Technology Fund (formerly known    Five one--hundredths of one percent
as Technology Focus Fund)                 (.05%) of the Fund's average daily net
                                          assets

Schwab Hedged Equity Fund -- Investor     Five one--hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab Hedged Equity Fund -- Select       Five one--hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab Small--Cap Equity Fund --          Five one--hundredths of one percent
Investor Shares                           (.05%) of the Fund's average daily net
                                          assets

Schwab Small--Cap Equity Fund --          Five one--hundredths of one percent
Select Shares                             (.05%) of the Fund's average daily net
                                          assets

Schwab Dividend Equity Fund --            Five one--hundredths of one percent
Investor Shares                           (.05%) of the Fund's average daily net
                                          assets

Schwab Dividend Equity Fund -- Select     Five one--hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab Premier Equity Fund -- Investor    Five one--hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab Premier Equity Fund -- Select      Five one--hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab Target 2010 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2020 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Target 2030 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

FUND                                      FEE
----                                      ---
Schwab Target 2040 Fund                   Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Retirement Income Fund             Zero percent (0%) of the Fund's
                                          average daily net assets

Schwab Large Cap Growth Fund --           Five one--hundredths of one percent
Investor Shares                           (.05%) of the Fund's average daily net
                                          assets

Schwab Large Cap Growth Fund -- Select    Five one--hundredths of one percent
Shares                                    (.05%) of the Fund's average daily net
                                          assets

Schwab Fundamental US Large Company       Five one--hundredths of one percent
Index Fund                                (.05%) of the Fund's average daily net
                                          assets

Schwab Fundamental US Small-Mid           Five one--hundredths of one percent
Company Index Fund                        (.05%) of the Fund's average daily net
                                          assets

Schwab Fundamental International Large    Five one--hundredths of one percent
Company Index Fund                        (.05%) of the Fund's average daily net
                                          assets

Schwab Fundamental Emerging Markets       Five one--hundredths of one percent
Index Fund                                (.05%) of the Fund's average daily net
                                          assets

Schwab Fundamental International          Five one--hundredths of one percent
Small-Mid Company Index Fund              (.05%) of the Fund's average daily net
                                          assets

Except with respect to the Schwab Target 2010 Fund, Schwab 2020 Fund, Schwab 2030 Fund, Schwab 2040 Fund and the Schwab Retirement Income Fund, the aforementioned transfer agency services fees shall be reduced to the extent a third--party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain sub--transfer agency services. In no event shall this fee reduction with respect to any third party intermediary be greater than four one--hundredths of one percent (.04%) of the average daily net assets of the Fund with respect to which such third--party intermediary provides sub--transfer agency services. This fee reduction shall exclude fees paid to a third party intermediary for shareholder related services.

                                        SCHWAB CAPITAL TRUST

                                        By: /s/ Jeffrey Mortimer
                                            ---------------------------
                                            Jeffrey Mortimer,
                                            Senior Vice President
                                            and Chief Investment Officer

                                        CHARLES SCHWAB & CO., INC.

                                        By: /s/ Fred Potts
                                            ---------------------------
                                            Fred Potts,
                                            Senior Vice President
                                            Mutual Fund Client Services

Dated as of December 15, 2007